EXHIBIT 32

SECTION 1350 CERTIFICATIONS

STATEMENT FURNISHED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive Officer, President and Secretary of SMSA Crane Acquisition Corp. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of SMSA Crane Acquisition Corp. for the three months ended September 30, 2014.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of SMSA Crane Acquisition Corp. as of September 30, 2014.

This Certification is executed as of November 14, 2014

By:	/s/ Carmen I. Bigles
Name:	Carmen I. Bigles
Title:	Chief Executive Officer, President and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)